UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-21949

DWS Dreman Value Income Edge Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	03/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

  MARCH 31, 2008

Semiannual Report to Stockholders

DWS Dreman Value Income Edge Fund, Inc. Ticker Symbol: DHG

Contents

click here Performance Summary

click here Portfolio Management Review

10 Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Shareholder Meeting Results

click here Other Information

click here Dividend Reinvestment and Cash Purchase Plan

click here Additional Information

click here Privacy Statement

Investments in funds involve risk. Some funds have more risk than others. This fund is subject to market risk, meaning securities in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Management can take short positions in securities, which means the fund could incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. The use of short sales — in effect, leveraging the fund's portfolio — could increase the fund's exposure to the market, magnify losses and increase the volatility of returns. Management may focus its investments on certain industries or sectors, thereby increasing its vulnerability to any single industry, sector or regulatory development. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Yields and market value will fluctuate. Additionally, the fund invests in lower-quality and non-rated securities, which present greater risk of loss of principal and interest than higher-quality securities. Fixed-income securities are subject to interest-rate risk such that when interest rates rise, the prices of the fixed-income securities, and thus the value of the investment, can decline and the investor can lose principal value. All of these factors may result in greater share price volatility. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2008

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.cef.dws-scudder.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for information purposes only and are not intended for trading purposes.

Average Annual Total Returns as of 3/31/08
DWS Dreman Value Income Edge Fund, Inc.	6-Month‡	1-Year	Life of Fund*
Based on Net Asset Value(a)	-12.32%	-14.27%	-9.38%
Based on Market Price(a)	-9.66%	-25.07%	-21.38%
Credit Suisse Tremont Long/Short Equity Index(b)	-1.81%	5.03%	8.33%
Zacks Yield Hog Index(b)	-15.85%	-17.80%	-12.90%
Bear Stearns High-Yield Index(b)	-4.39%	-3.85%	-.15%
Blended Index(b)	-8.55%	-7.93%	-3.78%
Lipper Closed-End Core Funds Category(c)	-13.22%	-9.75%	-5.17%

Sources: Lipper, Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on November 22, 2006. Index comparison began on November 30, 2006. Returns are not annualized.
Net Asset Value and Market Price
	As of 3/31/08	As of 9/30/07
Net Asset Value	$ 14.73	$ 17.91
Market Price	$ 12.72	$ 15.02

Prices and net asset value fluctuate and are not guaranteed.

Distribution Information: Six Months as of 3/31/08: Income Dividends	$ .89
Lipper Rankings — Closed-End Core Funds Category as of 3/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	24	of	26	89

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

(a) Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
(b) The Blended Index that the Fund utilizes as its benchmark is calculated using the performance of the three unmanaged indices listed below. These results are summed to produce the aggregate benchmark. The Credit Suisse Tremont Long/Short Equity Index (20%) is an unmanaged, asset-weighted fund index with an objective to be market neutral. The Zacks Yield Hog Index (40%) is an unmanaged, yield-oriented index to combine equities, preferred stocks, ADRs, REITs, master limited partnerships (MLPs), and closed-end funds. The Bear Stearns High-Yield Index (40%) is an unmanaged index that measures the performance of a large group of high-yield securities across a wide spectrum of industries with at least one year to maturity. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
(c) Lipper Closed-End Core Funds Category represents funds that typically have an average price-to-earnings ratio, price-to-book ratio, and three year sales-per-growth value, compared to the S&P SuperComposite 1500 Index. Lipper figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Lipper Inc. as falling into the Closed-End Core Funds Category. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Portfolio Management Review

In the following interview, Lead Portfolio Manager David N. Dreman and Portfolio Managers Gerhardt Herbert, CFA, E. Clifton Hoover and F. James Hutchinson discuss the market environment and performance of DWS Dreman Value Income Edge Fund, Inc. for the semiannual period ended March 31, 2008.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The portfolio management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How would you characterize the market environment over the last six months?

A: This has been an extraordinarily challenging time for all investors. The US economy is weak, and liquidity has vanished from many areas of the financial markets. What began in early 2007 as a correction in the US housing market accelerated into a crisis in the subprime mortgage market with profound implications for the entire economy. Very wide spreads between bid and ask prices of high-yield bonds, preferred stocks and other high-yield securities mean that it has been unusually difficult to trade these securities. Because of a few rather dramatic trading excesses and business failures, banks are afraid to lend to one another, and there is an extreme degree of risk aversion throughout credit markets.

In this very tough environment, markets have been extremely volatile, and virtually all equity indices posted negative returns. The Russell 3000® Index, which is generally regarded as a good indicator of the broad stock market, returned -12.54% for the six-month period ended March 31, 2008.1 The best-performing securities were those with no credit risk: the Merrill Lynch 10+ Year US Treasury Index returned 10.09%.2 The Lehman Brothers US Aggregate Index, which measures return of the US bond market as a whole, returned of 5.23%, but the return of Lehman Brothers US Corporate High-Yield Index was -4.27%.3

1 The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest US companies based on total market capitalization, which represents approximately 98% of the investable US equity market. Index returns assume reinvestment of dividends and, unlike fund returns, do not include any fees or expenses.
2 The Merrill Lynch 10+ Year US Treasury Index is an index of US Treasury securities with maturities of more than 10 years. It is constructed by Merrill Lynch & Co. and is frequently used as a measure of returns on US Treasury securities.
3 The Lehman Brothers US Aggregate Index is an unmanaged, market-value-weighted measure of treasury issues, corporate bond issues and mortgage securities. The Lehman Brothers US Corporate High-Yield Index covers the US dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. Securities are classified as high-yield if the middle rating of the major rating agencies (Moody's, Fitch and S&P) is Ba1/BB+/BB+ or lower.
Index returns, unlike fund returns, do not include any fees or expenses. It is not possible to invest directly into an index.

Q: How is the fund managed?

A: The fund seeks to achieve a high level of total return. The fund pursues its investment objective through a combination of an income strategy and a hedge strategy. The income strategy, which is designed to generate regular income with the potential for capital appreciation, while reducing volatility, uses a value-oriented approach to select investments in dividend-paying common stocks, preferred shares, high-yield bonds and other income-producing securities. The hedge strategy employs a quantitative long/short methodology. It generally consists of buying stocks with low price-earnings ratios while taking short positions in stocks with high price-earnings ratios.

Q: How did the fund perform during this period?

A: On a net asset value basis, total return for the six-month period ending March 31, 2008 was -12.32%. Net asset value (NAV) as of March 31, 2008, was $14.73, compared with $17.91 as of September 30, 2007. On a market price basis, the fund's return was -9.66% for the same period. (Past performance is no guarantee of future results. Please see pages 3 and 4 for more complete performance information.)

Despite the turmoil in the markets in which it invests, the securities in the fund's portfolio have provided adequate income to cover the fund's monthly dividend of $0.1167. In addition, the fund's Board of Directors declared a special year-end income distribution of $0.1942 per share payable on January 10, 2008. Total distributions paid during the six-month period were $0.8944 per share. Based on annualized monthly distributions and a closing market price of $12.72 on March 31, 2008, the fund is currently providing a yield of approximately 11%. As of March 31, 2008, the annualized yield based on net asset value is approximately 9.5%.

Q: How is the portfolio structured, and what does that mean for performance?

A: Consistent with the fund's objective of seeking a high level of total return, a high percentage of the fund's holdings are in income-producing securities. These include common stocks that pay attractive dividends, preferred stocks, high-yield bonds and other securities, such as Canadian royalty trusts that offer good yields without excessive risk.

In the pure equity portion of the portfolio — the portion that is not part of the hedge strategy — positions in Canadian royalty trusts contributed to returns over the last six months. Following what we believe was an overreaction to an unfavorable change in tax treatment of income from these trusts, there was a significant recovery in income trusts in the last few months of 2007. Pengrowth Energy Trust, NAL Oil & Gas Trust, Freehold Royalty Trust and BP Prudhoe Bay Royalty Trust were among the positions that contributed to return over the last six months, as well as providing attractive levels of income.

The fund has a significant position in stocks of banks and other financial services companies, and these holdings detracted from performance over the period. We selected these securities because of their low price-earnings ratios and attractive yields, and most of the fund's holdings are large, high-quality banks such as Citigroup, Inc. and US Bancorp. However, in the current environment of crisis, many bank stocks have performed very poorly. We regard this situation as a temporary overreaction, and we continue to hold these stocks.

In the hedge portion of the portfolio, we have used the Standard & Poor's 500® (S&P 500) Index futures as part of the long portion of the hedge.4 However, during the six-month period ended March 31, 2008, the long portion has been invested in Nasdaq futures. After outstripping the S&P 500 through the first three quarters of 2007, this growth-oriented segment of the market, with a concentration in technology stocks, has been somewhat weaker than the S&P 500 in the past six months.5 We will continue to evaluate how best to implement the fund's hedge strategy.

4 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike funds returns, do not include fees or expenses. It is not possible to invest directly into an index.
5 Futures are legally binding agreements between two parties to pay or receive the difference between the predicted underlying price set when entering into the contract and the actual price of the underlying asset when the contract expires. NASDAQ futures are based on the Nasdaq Composite, a stock market index of all of the common stocks and similar securities (e.g., ADRs, tracking stocks, limited partnership interests) listed on the NASDAQ stock market, meaning that it has over 3,000 components. It is followed in the US as an indicator of the performance of stocks of technology companies and growth companies.

Total return of the high-yield bond portion of the portfolio was negative, as prices of the bonds in the portfolio dropped sharply along with the high-yield market as a whole. However, these securities continued to provide a significant level of income. The low prices that currently prevail in the high-yield market provide some exceptionally attractive opportunities for investors who are willing to look beyond the present illiquid situation and value each security under consideration on the basis of the underlying credit.

The fund's Board of Directors has also authorized investment in senior bank loans. The Board has also been informed that the portfolio management team would like to begin investing in credit default swaps and structured notes. We will continue to consider how such investments might provide value for our shareholders.

Q: What was the impact of leverage during this period?

A: We anticipated the financial crisis of 2007 by significantly reducing the fund's outstanding borrowings in the second quarter of 2007. As the impact of the liquidity and financial crisis hit the markets in the third and fourth quarters of 2007, the fund increased leverage to capture attractive yields available in the credit and equity markets. The fund, however, increased leverage prudently, only using half of permitted leverage.

The increased leverage did have a modest adverse effect on NAV performance as the credit crisis continued into the first quarter of 2008. However, we believe that the additional income and return associated with the investments made during this period will better position the fund to achieve its income and return goals for the remainder of 2008.

Q: Do you have other comments for shareholders?

A: While we are disappointed that the fund's total return has been negative in the recent challenging environment, we continue to have confidence in our strategy.

Portfolio Summary

Long Position Sector Diversification (As a % of Total Long Positions, excluding Closed-End Investment Companies and Cash Equivalents)	3/31/08	9/30/07

Energy	27%	31%
Consumer Discretionary	19%	19%
Financials	12%	14%
Health Care	10%	3%
Materials	9%	16%
Industrials	9%	10%
Information Technology	6%	3%
Utilities	4%	1%
Consumer Staples	2%	1%
Telecommunications Services	2%	2%
	100%	100%
Ten Largest Long Equity Holdings at March 31, 2008 (24.5% of Net Assets)
1. Crescent Point Energy Trust Royalty trust that invests in oil and gas reservoirs	3.5%
2. Pengrowth Energy Trust Royalty trust that invests in beneficial interests in producing oil and gas fields	3.3%
3. Harvest Energy Trust Focuses on acquiring high-quality, mature oil and natural gas properties	3.3%
4. Eagle Bulk Shipping, Inc. Transporter of iron ore, coal, grain, cement and fertilizer	3.0%
5. ARC Energy Trust Royalty trust formed to provide investors with indirect ownership in cash generating energy assets	2.6%
6. Bonavista Energy Trust Investment trust that generates income from its oil and gas interests in western Canada	2.3%
7. Penn West Energy Trust Produces oil and natural gas	1.9%
8. NAL Oil & Gas Trust Conventional oil and natural gas royalty trust	1.8%
9. Double Hull Tankers, Inc. Offers maritime shipping services	1.4%
10. Fairborne Energy Ltd. Oil and natural gas energy trust	1.4%

Sector diversification and portfolio holdings are subject to change.

Securities Sold Short Position Sector Diversification (As a % of Common Stocks Sold Short)	3/31/08	9/30/07

Information Technology	20%	20%
Consumer Discretionary	17%	25%
Health Care	15%	5%
Industrials	12%	11%
Financials	11%	14%
Energy	9%	12%
Materials	7%	8%
Consumer Staples	6%	5%
Utilities	3%	—
	100%	100%
Ten Largest Securities Sold Short Equity Holdings at March 31, 2008 (1.0% of Net Assets)
1. Celgene Corp. Producer of pharmaceuticals	0.1%
2. Range Resources Corp. Producer of oil	0.1%
3. BEA Systems, Inc. Developer of computer software	0.1%
4. Hudson City Bancorp., Inc. Holding company for Hudson City Bank	0.1%
5. Fastenal Co. Sells and distributes industrial supplies	0.1%
6. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	0.1%
7. Equitable Resources, Inc. Integrated energy company	0.1%
8. Boston Scientific Corp. Developer and producer of medical devices	0.1%
9. The Mosaic Co. Produces and distributes crop nutrients to agricultural communities	0.1%
10. Wm. Wrigley Jr. Co. Manufacturer of chewing gum	0.1%

Sector diversification and portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 12. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of March 31, 2008 (Unaudited)

	Shares	Value ($)

Long Positions 129.7%
Common Stocks 44.3%
Consumer Discretionary 2.2%
Automobiles 0.1%
Harley-Davidson, Inc.	20,800	780,000
Hotels Restaurants & Leisure 0.2%
Centerplate, Inc. (IDS) (Units)	133,800	1,317,930
Household Durables 0.1%
Whirlpool Corp.	12,000	1,041,360
Media 0.6%
CBS Corp. "B"	36,400	803,712
Cinram International Income Fund (Units) (a)	364,300	2,047,845
Gannett Co., Inc.	25,500	740,775
Liberty Media Corp. — Entertainment "A"*	33,600	760,704
		4,353,036
Multiline Retail 0.5%
J.C. Penney Co., Inc.	22,700	856,017
Kohl's Corp.*	21,800	935,002
Macy's, Inc.	39,200	903,952
Nordstrom, Inc.	27,200	886,720
		3,581,691
Specialty Retail 0.6%
AutoZone, Inc.*	8,200	933,406
Home Depot, Inc.	36,600	1,023,702
Limited Brands, Inc.	52,900	904,590
Lowe's Companies, Inc.	42,400	972,656
The Sherwin-Williams Co.	16,900	862,576
		4,696,930
Textiles, Apparel & Luxury Goods 0.1%
VF Corp.	13,900	1,077,389
Energy 27.8%
Energy Equipment & Services 0.5%
ENSCO International, Inc.	16,400	1,026,968
Grant Prideco, Inc.*	17,500	861,350
Noble Corp.	17,500	869,225
Transocean, Inc.*	6,700	905,840
		3,663,383
Oil, Gas & Consumable Fuels 27.3%
Anadarko Petroleum Corp.	14,800	932,844
Apache Corp.	9,200	1,111,544
ARC Energy Trust (Units) (a)	766,900	19,709,506
Bonavista Energy Trust (Units) (a)	606,500	17,637,513
BP Prudhoe Bay Royalty Trust (a)	98,900	9,234,293
Chesapeake Energy Corp.	25,100	1,158,365
Chevron Corp.	10,500	896,280
ConocoPhillips	11,100	845,931
Crescent Point Energy Trust (Units) (a)	971,600	27,090,644
Devon Energy Corp.	10,900	1,137,197
Double Hull Tankers, Inc.	1,039,000	11,023,790
EnCana Corp.	14,300	1,083,225
ExxonMobil Corp.	10,500	888,090
Fairborne Energy Ltd.	1,583,900	10,647,289
Freehold Royalty Trust (Units) (a)	592,300	10,409,754
Frontier Oil Corp.	23,300	635,158
Frontline Ltd. (a)	222,700	10,248,654
Harvest Energy Trust (Units)	1,116,200	24,969,394
Hess Corp.	9,600	846,528
Marathon Oil Corp.	55,100	2,512,560
NAL Oil & Gas Trust (Units)	1,045,700	13,498,490
Occidental Petroleum Corp.	12,600	921,942
Pengrowth Energy Trust (Units) (a)	1,333,500	25,469,850
Penn West Energy Trust (Units)	530,300	14,837,794
Sunoco, Inc.	13,800	724,086
Tesoro Corp.	20,300	609,000
Valero Energy Corp.	14,000	687,540
		209,767,261
Financials 4.9%
Capital Markets 0.3%
American Capital Strategies Ltd.	29,500	1,007,720
Lehman Brothers Holdings, Inc.	15,300	575,892
Morgan Stanley	18,400	840,880
		2,424,492
Commercial Banks 1.0%
Comerica, Inc.	22,400	785,792
Fifth Third Bancorp.	38,900	813,788
KeyCorp.	41,500	910,925
M&T Bank Corp.	12,100	973,808
PNC Financial Services Group, Inc. (a)	15,000	983,550
SunTrust Banks, Inc.	15,800	871,212
US Bancorp.	31,000	1,003,160
Wachovia Corp.	25,600	691,200
Wells Fargo & Co.	32,400	942,840
		7,976,275
Consumer Finance 0.1%
Capital One Financial Corp.	21,000	1,033,620
Diversified Financial Services 0.4%
Bank of America Corp.	23,700	898,467
Citigroup, Inc.	66,400	1,422,288
JPMorgan Chase & Co.	22,500	966,375
Liberty Media Corp. — Capital "A"*	8,400	132,216
		3,419,346
Insurance 1.6%
ACE Ltd.	16,000	880,960
Allstate Corp.	18,900	908,334
American International Group, Inc.	16,900	730,925
Assurant, Inc.	14,500	882,470
Chubb Corp.	18,100	895,588
Cincinnati Financial Corp.	24,800	943,392
CNA Financial Corp.	29,500	760,805
Hartford Financial Services Group, Inc.	11,200	848,624
Lincoln National Corp.	17,000	884,000
Loews Corp.	20,100	808,422
MetLife, Inc.	16,000	964,160
Progressive Corp.	52,400	842,068
The Travelers Companies, Inc.	18,100	866,085
W.R. Berkley Corp.	33,000	913,770
		12,129,603
Real Estate Investment Trusts 0.8%
American Financial Realty Trust (REIT)	723,300	5,743,002
Thrifts & Mortgage Finance 0.7%
Fannie Mae	61,200	1,610,784
Freddie Mac	58,200	1,473,624
Sovereign Bancorp, Inc.	85,100	793,132
Washington Mutual, Inc.	150,000	1,545,000
		5,422,540
Health Care 0.6%
Biotechnology 0.1%
Amgen, Inc.*	20,700	864,846
Health Care Providers & Services 0.1%
CIGNA Corp.	18,000	730,260
Pharmaceuticals 0.4%
Forest Laboratories, Inc.*	26,700	1,068,267
Pfizer, Inc.	42,800	895,804
Wyeth	22,000	918,720
		2,882,791
Industrials 6.2%
Building Products 0.2%
Masco Corp.	45,300	898,299
Trane, Inc.	21,300	977,670
		1,875,969
Commercial Services & Supplies 0.3%
Newalta Income Fund (Units)	39,200	654,956
Pitney Bowes, Inc.	25,600	896,512
R.R. Donnelley & Sons Co.	25,900	785,029
		2,336,497
Machinery 1.8%
Eaton Corp.	10,000	796,700
New Flyer Industries, Inc. (IDS) (Units)	920,600	10,170,592
Terex Corp.*	15,100	943,750
Wajax Income Fund (Units)	75,800	2,244,203
		14,155,245
Marine 3.0%
Eagle Bulk Shipping, Inc.	891,700	22,970,192
Road & Rail 0.9%
Contrans Income Fund (Units) (a)	683,800	5,682,512
Norfolk Southern Corp.	19,300	1,048,376
		6,730,888
Information Technology 0.3%
Computers & Peripherals 0.1%
Western Digital Corp.*	32,700	884,208
IT Services 0.1%
Computer Sciences Corp.*	19,800	807,642
Semiconductors & Semiconductor Equipment 0.1%
Lam Research Corp.*	22,300	852,306
Materials 1.1%
Chemicals 0.4%
Celanese Corp. "A"	23,200	905,960
Dow Chemical Co.	24,400	899,140
PPG Industries, Inc.	13,900	841,089
		2,646,189
Metals & Mining 0.7%
Alcoa, Inc.	26,500	955,590
Allegheny Technologies, Inc.	11,300	806,368
BHP Billiton Ltd. (ADR)	13,800	908,730
Freeport-McMoRan Copper & Gold, Inc.	9,400	904,468
Nucor Corp.	16,200	1,097,388
Southern Copper Corp.	9,200	955,236
		5,627,780
Telecommunication Services 0.5%
Diversified Telecommunication Services
Embarq Corp.	20,000	802,000
FairPoint Communications, Inc.	217,600	1,962,752
Windstream Corp.	76,300	911,785
		3,676,537
Utilities 0.7%
Electric Utilities 0.1%
Duke Energy Corp.	48,500	865,725
Independent Power Producers & Energy Traders 0.4%
Primary Energy Recycling Corp. (EIS) (Units)	428,300	2,632,932
Multi-Utilities 0.2%
Consolidated Edison, Inc.	20,300	805,910
Sempra Energy	15,900	847,152
		1,653,062
Total Common Stocks Long Positions (Cost $334,320,401)		340,620,927
	Principal Amount ($)	Value ($)

Corporate Bonds 65.3%
Consumer Discretionary 20.7%
ArvinMeritor, Inc., 8.125%, 9/15/2015	20,000,000	16,300,000
Ford Motor Co., 7.45%, 7/16/2031	12,000,000	7,920,000
General Motors Corp., 8.375%, 7/15/2033	17,000,000	11,985,000
H&E Equipment Services, Inc., 8.375%, 7/15/2016	17,000,000	14,025,000
Hertz Corp., 10.5%, 1/1/2016	20,000,000	18,725,000
Idearc, Inc., 8.0%, 11/15/2016	20,000,000	12,950,000
Libbey Glass, Inc., 11.913%**, 6/1/2011	15,000,000	14,700,000
Neiman-Marcus Group, Inc., 9.0%, 10/15/2015 (PIK)	18,000,000	18,000,000
Station Casinos, Inc., 6.5%, 2/1/2014	22,810,000	13,686,000
United Rentals North America, Inc., 7.75%, 11/15/2013	20,000,000	16,300,000
Univision Communications, Inc., 144A, 9.75%, 3/15/2015 (PIK)	24,300,000	14,701,500
		159,292,500
Consumer Staples 2.7%
Alliance One International, Inc., 12.75%, 11/15/2012	5,395,000	5,448,950
Rite Aid Corp., 8.625%, 3/1/2015	20,000,000	15,250,000
		20,698,950
Energy 5.9%
Allis-Chalmers Energy, Inc., 9.0%, 1/15/2014	19,750,000	17,972,500
Clayton Williams Energy, Inc., 7.75%, 8/1/2013 (a)	20,973,000	18,141,645
Dynegy Holdings, Inc., 7.75%, 6/1/2019	10,000,000	9,350,000
		45,464,145
Financials 6.7%
Compton Petroleum Finance Corp., 7.625%, 12/1/2013	25,200,000	24,129,000
Ford Motor Credit Co. LLC, 7.375, 2/1/2011	12,000,000	10,006,332
Hexion US Financial Corp., 7.565%**, 11/15/2014	12,000,000	11,220,000
Rainbow National Services LLC, 144A, 8.75%, 9/1/2012	5,500,000	5,623,750
		50,979,082
Health Care 9.5%
Community Health Systems, Inc., 8.875%, 7/15/2015	19,100,000	19,171,625
HCA, Inc.:
6.5%, 2/15/2016	25,000,000	21,062,500
9.25%, 11/15/2016	15,000,000	15,562,500
ReAble Therapeutics Finance LLC, 144A, 10.875%, 11/15/2014	15,400,000	14,476,000
Select Medical Corp., 8.449%**, 9/15/2015	3,200,000	2,496,000
		72,768,625
Industrials 5.2%
ARAMARK Corp., 8.5%, 2/1/2015	8,100,000	8,120,250
Casella Waste Systems, Inc., 9.75%, 2/1/2013	17,740,000	17,340,850
Connacher Oil & Gas Ltd., 144A, 10.25%, 12/15/2015 (a)	4,500,000	4,533,750
Texas Competitive Electric Holdings Co., LLC, 144A, 10.25%, 11/1/2015	10,000,000	9,962,500
		39,957,350
Information Technology 2.1%
First Data Corp., 144A, 9.875%, 9/24/2015	12,000,000	9,870,000
Freescale Semiconductor, Inc., 8.875%, 12/15/2014	8,500,000	6,651,250
		16,521,250
Materials 10.5%
Abitibi-Consolidated Co. of Canada, 8.375%, 4/1/2015	6,000,000	3,090,000
Berry Plastics Holding Corp., 8.875%, 9/15/2014	3,000,000	2,617,500
Bowater, Inc., 9.375%, 12/15/2021	7,500,000	4,987,500
Crown Cork & Seal Co., Inc., 8.0%, 4/15/2023 (a)	20,394,000	18,966,420
Georgia Gulf Corp., 9.5%, 10/15/2014	5,000,000	3,862,500
Ineos Group Holdings PLC, 144A, 8.5%, 2/15/2016	30,500,000	23,713,750
Owens-Illinois, Inc., 7.8%, 5/15/2018	14,325,000	14,181,750
Union Carbide Corp., 7.75%, 10/1/2096 (a)	10,000,000	9,136,390
		80,555,810
Telecommunication Services 2.0%
Level 3 Financing, Inc., 12.25%, 3/15/2013 (a)	3,000,000	2,700,000
Nortel Networks Ltd., 10.75%, 7/15/2016	13,500,000	12,335,625
		15,035,625
Total Corporate Bonds (Cost $574,407,761)		501,273,337

Senior Bank Debt** 11.7%
Bausch & Lomb,Term Loan, 5.946%, 11/30/2008	15,960,000	15,553,738
First Data Corp. Term Loan, 7.64%, 10/8/2012	39,800,000	35,926,664
TXU Corp. 6.60%, 11/1/2017	39,900,000	36,425,508
Wimar Opco LLC Term Loan B, LIBOR plus 2.5%, 4.986%, 1/3/2012	2,000,000	1,908,930
Total Senior Bank Debt (Cost $95,989,506)		89,814,840

Subordinated Income Notes*** 2.3%
Preferred Term Securities XVI Ltd., 144A, Income Note, 14.14%, 3/23/2035	3,900,000	2,675,751
Preferred Term Securities XVII Ltd., 144A, Income Note, 8.37%, 6/23/2035	3,750,000	2,075,250
Preferred Term Securities XVIII Ltd., 144A, Income Note, 13.60%, 9/23/2035	3,750,000	2,113,950
Preferred Term Securities XIX Ltd., 144A, Income Note, 13.70%, 12/22/2035	2,500,000	1,604,950
Preferred Term Securities XXI Ltd., 144A, Income Note, 7.35%, 3/22/2038	3,750,000	1,754,100
Preferred Term Securities XXIII Ltd., 144A, Income Note, 5.67%, 12/22/2036	3,750,000	1,906,650
Preferred Term Securities XXIV Ltd., 144A, Income Note, 14.23%, 3/22/2037	7,500,000	5,481,225
Total Subordinated Income Notes (Cost $24,266,503)		17,611,876

Preferred Securities 0.4%
Washington Mutual Preferred Funding III, 144A, 6.895%, 6/15/2012 (b) (Cost $3,330,000)	6,000,000	3,240,000
	Shares	Value ($)

Closed-End Investment Companies 3.3%
Apollo Investment Corp. (a)	897,900	14,213,757
Evergreen Income Advantage Fund (a)	902,668	9,514,121
Pioneer High Income Trust	115,300	1,516,195
Total Closed-End Investment Companies (Cost $35,081,551)		25,244,073

Cash Equivalents 2.4%
Cash Management QP Trust, 2.84% (c) (Cost $18,508,497)	18,508,497	18,508,497
	% of Net Assets	Value ($)

Total Long Positions (Cost $1,085,904,219)+	129.7	996,313,550
Other Assets and Liabilities, Net	11.3	86,927,959
Notes Payable	(34.5)	(265,000,000)
Securities Sold Short	(6.5)	(50,057,456)
Net Assets	100.0	768,184,053
+ The cost for federal income tax purposes was $1,089,419,582. At March 31, 2008, net unrealized depreciation for all securities based on tax cost was $93,106,032. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $44,119,114 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $137,225,146.
	Shares	Value ($)

Common Stocks Sold Short 6.5%
Consumer Discretionary 1.1%
Diversified Consumer Services 0.0%
Apollo Group, Inc. "A"*	8,600	371,520
Hotels Restaurants & Leisure 0.4%
International Game Technology	13,900	558,919
Las Vegas Sands Corp.*	5,800	427,112
McDonald's Corp.	10,300	574,431
MGM MIRAGE*	6,215	365,256
Starbucks Corp.*	29,900	523,250
Wynn Resorts Ltd.	5,300	533,392
		2,982,360
Household Durables 0.0%
Garmin Ltd.	6,100	329,461
Internet & Catalog Retail 0.2%
Amazon.com, Inc.*	7,600	541,880
Expedia, Inc.*	19,100	418,099
Liberty Media Corp. — Interactive "A"*	31,400	506,796
		1,466,775
Media 0.4%
Cablevision Systems Corp. "A" (NY Group)*	24,900	533,607
Comcast Corp. "A"*	33,200	642,088
Discovery Holding Co. "A"*	24,400	517,768
Time Warner Cable, Inc. "A"*	22,400	559,552
Washington Post Co. "B"	800	529,200
		2,782,215
Specialty Retail 0.1%
GameStop Corp. "A"*	9,800	506,758
Consumer Staples 0.4%
Beverages 0.1%
Coca-Cola Co.	9,800	596,526
Food & Staples Retailing 0.0%
Costco Wholesale Corp.	8,800	571,736
Food Products 0.1%
Wm. Wrigley Jr. Co.	10,400	653,536
Household Products 0.1%
Colgate-Palmolive Co.	7,800	607,698
Personal Products 0.1%
Avon Products, Inc.	15,300	604,962
Energy 0.6%
Energy Equipment & Services 0.1%
Schlumberger Ltd.	6,300	548,100
Oil, Gas & Consumable Fuels 0.5%
Arch Coal, Inc.	13,800	600,300
CONSOL Energy, Inc.	8,600	595,034
Enterprise Products Partners LP	19,400	576,180
Kinder Morgan Energy Partners LP	11,300	617,997
Plains Exploration & Production Co.*	11,200	595,168
Range Resources Corp.	12,000	761,400
		3,746,079
Financials 0.7%
Capital Markets 0.2%
BlackRock, Inc.	2,800	571,704
Charles Schwab Corp.	24,600	463,218
Eaton Vance Corp.	13,400	408,834
Janus Capital Group, Inc.	18,800	437,476
T. Rowe Price Group, Inc.	10,200	510,000
		2,391,232
Commercial Banks 0.1%
Toronto-Dominion Bank	6,710	411,658
Diversified Financial Services 0.2%
CME Group, Inc.	900	422,190
IntercontinentalExchange, Inc.*	3,200	417,600
Nymex Holdings, Inc.	4,600	416,898
NYSE Euronext	7,000	431,970
		1,688,658
Real Estate Investment Trusts 0.1%
Plum Creek Timber Co., Inc. (REIT)	13,100	533,170
Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp., Inc.	41,100	726,648
Health Care 1.0%
Biotechnology 0.3%
Biogen Idec, Inc.*	10,500	647,745
Celgene Corp.*	13,000	796,770
Gilead Sciences, Inc.*	13,200	680,196
		2,124,711
Health Care Equipment & Supplies 0.4%
Boston Scientific Corp.*	52,300	673,101
DENTSPLY International, Inc.	13,600	524,960
Hologic, Inc.*	8,800	489,280
Stryker Corp.	8,100	526,905
Varian Medical Systems, Inc.*	11,600	543,344
		2,757,590
Health Care Providers & Services 0.1%
Express Scripts, Inc.*	8,300	533,856
Medco Health Solutions, Inc.*	12,000	525,480
		1,059,336
Life Sciences Tools & Services 0.1%
Covance, Inc.*	7,000	580,790
Waters Corp.*	7,800	434,460
		1,015,250
Pharmaceuticals 0.1%
Allergan, Inc.	9,500	535,705
Industrials 0.8%
Aerospace & Defense 0.1%
Precision Castparts Corp.	4,400	449,152
Air Freight & Logistics 0.2%
C.H. Robinson Worldwide, Inc.	11,400	620,160
Expeditors International of Washington, Inc.	13,500	609,930
		1,230,090
Construction & Engineering 0.2%
Fluor Corp.	4,200	592,872
Foster Wheeler Ltd.*	7,800	441,636
Jacobs Engineering Group, Inc.*	6,200	456,258
KBR, Inc.*	15,400	427,042
		1,917,808
Electrical Equipment 0.1%
Roper Industries, Inc.	9,800	582,512
Machinery 0.1%
AGCO Corp.*	8,900	532,932
Flowserve Corp.	6,200	647,156
		1,180,088
Trading Companies & Distributors 0.1%
Fastenal Co.	15,000	688,950
Information Technology 1.3%
Communications Equipment 0.1%
Juniper Networks, Inc.*	18,200	455,000
Motorola, Inc.	37,500	348,750
		803,750
Computers & Peripherals 0.1%
EMC Corp.*	33,100	474,654
Electronic Equipment & Instruments 0.1%
Amphenol Corp. "A"	13,200	491,700
Internet Software & Services 0.2%
Akamai Technologies, Inc.*	17,300	487,168
Google, Inc. "A"*	900	396,423
VeriSign, Inc.*	16,300	541,812
		1,425,403
IT Services 0.3%
Cognizant Technology Solutions Corp. "A"*	17,800	513,174
Iron Mountain, Inc.*	16,400	433,616
MasterCard, Inc. "A"	2,900	646,671
Paychex, Inc.	16,700	572,142
		2,165,603
Semiconductors & Semiconductor Equipment 0.1%
Cypress Semiconductor Corp.*	16,400	387,204
Intel Corp.	22,800	482,904
MEMC Electronic Materials, Inc.*	6,800	482,120
		1,352,228
Software 0.4%
Activision, Inc.*	20,800	568,048
Adobe Systems, Inc.*	14,500	516,055
Autodesk, Inc.*	12,300	387,204
BEA Systems, Inc.*	38,800	743,020
Citrix Systems, Inc.*	16,200	475,146
NAVTEQ*	8,100	550,800
		3,240,273
Materials 0.4%
Chemicals 0.3%
Ecolab, Inc.	11,700	508,131
Monsanto Co.	5,400	602,100
Praxair, Inc.	6,800	572,764
The Mosaic Co.*	6,400	656,640
		2,339,635
Paper & Forest Products 0.1%
MeadWestvaco Corp.	19,300	525,346
Weyerhaeuser Co.	8,400	546,336
		1,071,682
Utilities 0.2%
Electric Utilities 0.1%
Allegheny Energy, Inc.	9,600	484,800
Gas Utilities 0.1%
Equitable Resources, Inc.	11,500	677,350
Independent Power Producers & Energy Traders 0.0%
AES Corp.*	28,200	470,094
Total Common Stocks Sold Short (Proceeds $57,418,383)		50,057,456
* Non-income producing security.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of March 31, 2008.
*** Annualized yield at March 31, 2008. Not a coupon rate.
(a) Securities are pledged as collateral for short sales.
(b) The date shown is call date; not a maturity date for the perpetual preferred securities.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR: American Depositary Receipt

EIS: Enhanced Income Security

IDS: Income Deposit Security

LIBOR: Represents the London InterBank Offered Rate

PIK: Denotes that all or a portion of income is paid in-kind

REIT: Real Estate Investment Trust

At March 31, 2008 the Fund had unfunded loan commitments of $3,993,500 which could be extended at the option of the borrower, pursuant to the following loan agreement:

Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized (Depreciation) ($)
Bausch & Lomb, Inc., Term Delay Draw, 11/30/2008	3,993,500	3,898,180	(95,320)

As of March 31, 2008, open future contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
Nasdaq 100 Index	6/19/2008	916	158,961,898	164,009,800	5,047,902

As of March 31, 2008, open future contracts sold were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Depreciation ($)
US Treasury Bond	6/19/2008	2,518	294,047,962	299,130,531	(5,082,569)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2008 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,067,395,722)	$ 977,805,053
Investment in Cash Management QP Trust (cost $18,508,497)	18,508,497
Total investments, at value (cost $1,085,904,219)	996,313,550
Cash	10,000
Foreign currency, at value (cost $27,191)	27,051
Deposit with broker for securities sold short	57,040,244
Deposit with broker for open futures contracts	16,944,000
Receivable for investments sold	2,734,799
Interest receivable	12,867,933
Dividends receivable	1,877,071
Receivable for daily variation margin on open futures	292,956
Other assets	359,231
Total assets	1,088,466,835
Liabilities
Notes payable	265,000,000
Payable for securities sold short, at value (proceeds of $57,418,383)	50,057,456
Payable for investments purchased	3,359,098
Interest on notes payable	683,661
Dividends payable for securities sold short	19,152
Unrealized depreciation on unfunded loan commitments	95,320
Accrued management fee	847,284
Other accrued expenses and payables	220,811
Total liabilities	320,282,782
Net assets, at value	$ 768,184,053
Net Assets Consist of
Undistributed net investment income	6,189,524
Net unrealized appreciation (depreciation) on: Investments	(89,590,669)
Futures	(34,667)
Securities sold short	7,360,927
Unfunded loan commitments	(95,320)
Foreign currency	(11,944)
Accumulated net realized gain (loss)	(151,132,476)
Paid-in capital	995,498,678
Net assets, at value	$ 768,184,053
Net Asset Value
Net Asset Value per share ($768,184,053 ÷ 52,140,426 shares of common stock issued and outstanding, $.01 par value, 100,000,000 shares authorized)	$ 14.73

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2008 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,723,598)	$ 16,626,024
Interest* (net of foreign taxes withheld of $118,105)	30,701,538
Interest — Cash Management QP Trust	565,758
Total Income	47,893,320
Expenses: Management fee	5,120,463
Administration fee	512,046
Services to shareholders	7,743
Custodian fee	30,112
Professional fees	58,270
Directors' fees and expenses	21,748
Reports to shareholders	84,699
Interest expense	4,473,723
Stock exchange listing fee	27,450
Dividends on short positions	141,725
Other	17,699
Total expenses before expense reductions	10,495,678
Expense reductions	(7,475)
Total expenses after expense reductions	10,488,203
Net investment income	37,405,117
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(37,028,904)
Futures	(29,585,165)
Written options	16,614,360
Closed short positions	(11,304,095)
Foreign currency	(111,194)
(61,414,998)
Change in net unrealized appreciation (depreciation) on: Investments	(100,735,797)
Futures	(9,137,708)
Written options	(97,137)
Securities sold short	14,309,172
Unfunded loan commitments	(95,320)
Foreign currency	(39,216)
(95,796,006)
Net gain (loss)	(157,211,004)
Net increase (decrease) in net assets resulting from operations	$ (119,805,887)
* Includes $1,040,321 of income earned on segregated cash for securities sold short.

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended March 31, 2008 (Unaudited)
Cash Flows from Operating Activities:
Investment income received**	$ 48,347,984
Payment of operating expenses	(6,449,903)
Payment of interest expense	(4,192,940)
Proceeds from sales and maturities of investments	546,246,829
Proceeds from options written	11,959,788
Proceeds from securities sold short	81,139,635
Purchases of investments	(775,684,006)
Purchases to cover securities sold short	(94,387,768)
Net purchases, sales and maturities of short-term investments	31,254,395
Net receipt (payment) on futures contracts	(39,869,829)
Change in unrealized unfunded loan commitments	(95,320)
Change in net unrealized gain on foreign currency	(272,641)
Cash provided (used) by operating activities	$ (202,003,776)
Cash Flows from Financing Activities:
Net increase (decrease) in notes payable	$ 265,000,000
Cost of shares repurchased	(2,384,602)
Distributions paid (net of reinvestment of distributions)	(52,780,447)
Cash provided (used) by financing activities	209,834,951
Increase (decrease) in cash	7,831,175
Cash at beginning of period*	66,190,120
Cash at end of period*	$ 74,021,295

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended March 31, 2008 (Unaudited) (continued)
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Increase (decrease) in net assets resulting from operations	$ (119,805,887)
(Increase) decrease in cost of investments	(151,337,407)
(Increase) decrease in unrealized appreciation (depreciation) on investments	100,735,797
(Increase) decrease in unrealized appreciation (depreciation) on securities sold short	(14,309,172)
(Increase) decrease in receivable for investments sold	(2,734,799)
(Increase) decrease in interest receivable	16,252
(Increase) decrease in dividends receivable	353,737
(Increase) decrease in other assets	29,395
Increase (decrease) in proceeds from securities sold short	(1,944,038)
Increase (decrease) in payable for investments purchased	(2,860,524)
Increase (decrease) in options written, at value	(8,756,874)
Increase (decrease) in payable for daily variation margin on open futures contracts	(1,146,956)
Increase (decrease) in dividends payable for securities sold short	(25,178)
Increase (decrease) in other accrued expenses and payables	(498,905)
Increase (decrease) in interest on notes payable	280,783
Cash provided (used) by operating activities	$ (202,003,776)
* Includes foreign currency and deposits with broker for securities sold short and open futures contracts.
** Non-cash activity from market discount accretion and premium amortization in the net amount of $84,675 has been excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2008 (Unaudited)	Period Ended September 30, 2007*
Operations: Net investment income	$ 37,405,117	$ 71,931,140
Net realized gain (loss) on investment transactions	(61,414,998)	(89,485,503)
Change in net unrealized appreciation (depreciation)	(95,796,006)	13,424,333
Net increase (decrease) in net assets resulting from operations	(119,805,887)	(4,130,030)
Distributions to shareholders from: Net investment income	(46,675,237)	(56,703,471)
Fund share transactions: Net proceeds from shares issued to shareholders	—	999,407,500
Reinvestment of distributions	—	3,572
Cost of shares repurchased	(2,384,602)	(381,822)
Offering costs from issuance of common shares	—	(1,245,970)
Net increase (decrease) in net assets from Fund share transactions	(2,384,602)	997,783,280
Increase (decrease) in net assets	(168,865,726)	936,949,779
Net assets at beginning of period	937,049,779	100,000**
Net assets at end of period (including undistributed net investment income of $6,189,524 and $15,459,644, respectively)	$ 768,184,053	$ 937,049,779
Other Information
Shares outstanding at beginning of period	52,305,426	5,236**
Shares issued	—	52,325,000
Shares issued to shareholders in reinvestment of dividends	—	190
Shares repurchased	(165,000)	(25,000)
Shares outstanding at end of period	52,140,426	52,305,426
* For the period from November 22, 2006 (commencement of operations) to September 30, 2007.
** Initial capital and shares issued from initial capital.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended September 30,	2008[a]	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 17.91	$ 19.10[e]
Income (loss) from investment operations: Net investment income[c]	.72	1.38
Net realized and unrealized gain (loss)	(3.02)	(1.46)
Total from investment operations	(2.30)	(.08)
Less distributions from: Net investment income	(.89)	(1.08)
NAV accretion resulting from repurchases of shares at value[c]	.01	.00***
Offering costs charged to paid-in capital	—	(.03)
Net asset value, end of period	$ 14.73	$ 17.91
Market value, end of period	$ 12.72	$ 15.02
Total Return
Based on net asset value (%)[d]	(12.32)**	(.23)**
Based on market value (%)[d]	(9.66)**	(20.15)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	768	937
Ratio of expenses including interest expense and dividend expense for securities sold short (%)	2.49*	4.17*
Ratio of expenses excluding interest expense and dividend expense for securities sold short (%)	1.39*	1.61*
Ratio of net investment income (%)	8.88*	8.65*
Portfolio turnover rate (%)	64**	160**
Total debt outstanding, end of period ($ thousands)	265,000	—
Asset coverage per $1,000 of debt[f]	3,899	—
[a] For the six months ended March 31, 2008 (Unaudited).
[b] For the period from November 22, 2006 (commencement of operations) to September 30, 2007.
[c] Based on average shares outstanding during the period.
[d] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period.
[e] Beginning per share amount reflects $20.00 initial public offering price net of sales load ($0.90 per share).
[f] Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Dreman Value Income Edge Fund, Inc. is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, non-diversified management investment company organized as a Maryland corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities and closed-end investment companies are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Long positions for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short positions for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent ask quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

New Accounting Pronouncements. In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of March 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

In addition, in March 2008, FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161") Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities. FAS 161 is effective for fiscal years beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Short Sales. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns as segregated assets to the books of the broker and/or its custodian in an amount at least equal to its obligations to purchase the securities sold short. For financial statements purposes, this is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. The amount of the liability is marked-to-market to reflect the current value of the short position.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked prices are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax year as of September 30, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior fiscal year remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to recognition of certain foreign currency gains (losses) as ordinary income (loss), investments in options and futures, premium amortization on debt securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank and deposits with the broker for securities sold short at March 31, 2008. Non-cash activity from market discount accretion and premium amortization has been excluded from the Statement of Cash Flows.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Purchases and Sales of Securities

During the six months ended March 31, 2008, purchases and sales of investment securities (excluding short-term instruments and short sales transactions) aggregated $772,823,482 and $548,981,628, respectively. Purchases to cover securities sold short and securities sold short aggregated $94,387,768 and $81,139,625, respectively.

For the six months ended March 31, 2008, transactions for written options on securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	37,243	$ 8,854,011
Options written	51,335	11,959,788
Options exercised	(13,255)	(4,199,439)
Options expired	(75,323)	(16,614,360)
Outstanding, end of period	—	$ —

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas, Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The management fee payable under the Investment Management Agreement is equal to an annual rate of 1.00% of the Fund's average daily managed assets, computed and accrued daily and payable monthly. Total managed assets equal the net asset value of the Common Shares plus the principal amount of any borrowings.

Dreman Value Management LLC ("Dreman") is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing the Fund's portfolio have been delegated to Dreman. DIMA compensates Dreman out of the investment management fee it receives from the Fund.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily managed assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2008, the Advisor received an Administration fee of $512,046, of which $84,728 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent and dividend-paying agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended March 31, 2008, the amount charged to the Fund by DWS-SISC aggregated $7,743, of which $2,825 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2008, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $9,157, of which $6,745 is unpaid.

Directors' Fees and Expenses. For the six months ended March 31, 2008, the Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC or as otherwise permitted, the Fund may invest in the Cash Management QP Trust (the ``QP Trust''), an affiliated cash management vehicle, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Investing in High-Yield Securities

Investing in high-yield securities may involve greater risks and considerations not typically associated with investing in US Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high-yield market and impair the ability of issuers to repay principal and pay interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established retail secondary market and because of a decline in the value of such securities.

E. Senior Bank Debt

Senior loans are portions of loans originated by banks and sold in pieces to investors. These US dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

F. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2008, the Fund's custodian fee was reduced by $7,475 for custody credits earned.

G. Borrowings

The Fund has the ability to borrow up to $465,000,000 from Barton Capital LLC. The note bears interest at the commercial paper rate plus dealer fees (3.10% at March 31, 2008), which is payable at maturity. A commitment fee is charged to the Fund and is included with "interest expense" on the Statement of Operations. An arrangement fee incurred by the Fund in connection with its loan was deferred and is being amortized on a straight-line basis over a five-year period. The loan amounts and rates are reset periodically under a revolving credit agreement obtained by the Fund in an amount not to exceed $465,000,000 and which is renewable annually until December 19, 2011.

At March 31, 2008, the Fund had a notes payable outstanding of $265,000,000. The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the six months ended March 31, 2008 was $214,318,182 with a weighted average interest rate of 4.34%.

H. Share Repurchases

The Fund is authorized to effect periodic repurchases of its shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value. During the six months ended March 31, 2008, the Fund purchased 165,000 shares of common stock on the open market at a total cost of $2,384,602 ($14.45 average per share). The average discount of the purchases, comparing the purchase price to the net asset value at the time of purchase, was 15.10%.

Shareholder Meeting Results

The Annual Meeting of Shareholders of DWS Dreman Value Income Edge Fund, Inc. (the "Fund") was held on May 20, 2008 at the offices of Deutsche Asset Management, 345 Park Avenue, New York, NY 10154. The following matter was voted upon by the shareholders of said Fund (the resulting votes presented below):

1. To elect ten Directors to the Board of the Fund

	Number of Votes:
Directors	For	Withheld
John W. Ballantine	45,969,113	2,121,692
Henry P. Becton, Jr.	45,963,944	2,126,861
Dawn-Marie Driscoll	45,972,825	2,117,980
Keith R. Fox	45,762,002	2,328,803
Kenneth C. Froewiss	45,974,485	2,116,320
Richard J. Herring	45,976,745	2,114,060
Rebecca W. Rimel	45,965,986	2,124,819
William N. Searcy, Jr.	45,970,582	2,120,223
Jean Gleason Stromberg	45,967,910	2,122,895
Axel Schwarzer	45,764,051	2,326,754

Until recently, substantially all DWS open-end funds and most DWS closed-end funds were overseen by one of two boards of directors or trustees (the "Boards"). In 2007, each Board, including the Board that has historically overseen the Fund (the "Chicago Board"), determined that the formation of a single consolidated Board overseeing all DWS funds (the "Consolidated Board") would be in the best interests of the funds and their shareholders. Accordingly, each Board approved a plan to consolidate the Chicago Board with the other primary DWS fund board (the "New York Board"). (The geographic references in the preceding sentences merely indicate where each Board historically held most of its meetings.)

Effective May 20, 2008, with the election of the above-named Directors, the Fund is governed by the Consolidated Board. The Consolidated Board consists of five members from the Fund's original Chicago Board (John W. Ballantine, Paul K. Freeman, William McClayton, Axel Schwarzer, and Robert H. Wadsworth) and eight members from the New York Board (Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, Rebecca W. Rimel, William N. Searcy, Jr., and Jean Gleason Stromberg). Prior to consolidation, four members of the Fund's original Board (Donald L. Dunaway, James R. Edgar, Robert B. Hoffman, and Shirley D. Peterson) either resigned or did not stand for reelection.

Other Information

Addition to Portfolio Management Team

Gary P. Herbert, CFA, Managing Director of Dreman Value Management, LLC ("DVM"), the fund's subadvisor, has joined the fund's portfolio management team. Mr. Herbert joined DVM in 2007 as Head of the High Yield group and Portfolio Manager. Prior to joining DVM, Mr. Herbert was Executive Director of the Investment Management Group and Portfolio Manager and Analyst at Morgan Stanley.

Investments in Credit Default Swaps and Structured Notes

The fund may invest in credit default swaps and structured notes to the extent consistent with its investment objective of seeking a high level of total return. The fund's portfolio management team does not currently anticipate investing more than 30% of the fund's assets in credit default swaps (measured by the notional amount of the credit default swap) and structured notes.

A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event. The buyer of protection pays the seller a fixed regular fee provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. Credit default swaps are used as a means of "buying" credit protection, i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of the fund's holdings, or "selling" credit protection, i.e., attempting to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer. Where the fund is a seller of credit protection, it effectively adds leverage to its portfolio because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap. The fund will only sell credit protection with respect to securities in which it would be authorized to invest directly.

If the fund is a buyer of a credit default swap and no event of default occurs, the fund will lose its investment and recover nothing. However, if the fund is a buyer and an event of default occurs, the fund will receive the full notional value of the reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income through the term of the contract (typically between six months and three years), provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swaps involve greater risks than if the fund had invested in the reference obligation directly.

The fund may use credit default swaps to gain exposure to particular issuers or particular markets through investments in portfolios of credit default swaps, such as Dow Jones CDX.NA.HY certificates. By investing in certificates representing interests in a basket of credit default swaps, the fund is taking credit risk with respect to an entity or group of entities and providing credit protection to the swap counterparties.

The fund may invest in structured notes, including equity-linked structured notes. Structured notes are derivative securities that are specially designed to combine the characteristics of one or more underlying securities and a derivative instrument in a single note form. The return and/or yield or income component may be based on the performance of the underlying securities or reference asset, an index, and/or option positions or other derivatives. Structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in structured notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities and derivative feature. There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, structured notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Securities Lending

The fund's Board of Directors has authorized the fund to engage in securities lending. The fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements, and (ii) no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the fund's total assets.

Securities lending involves certain risks, including the risk that any loss in the market price of securities loaned by the fund that occurs during the term of the loan would be borne by the fund and would adversely affect the fund's performance. Also, there may be delays in recovery of securities loaned and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially.

Open Market Share Repurchase Program — Repurchases Made During the Period

Pursuant to the fund's current open-market stock repurchase program, the fund repurchased 165,000 common shares during the six months ended March 31, 2008. Under the terms of the program, the fund may purchase, at management's discretion, an aggregate of up to 5% of the fund's outstanding common shares in open-market transactions over a 12-month period. The Board approved the repurchase program on August 17, 2007, with notice of the program being sent to fund shareholders on August 27, 2007. See also "Note H. Share Repurchases" in "Notes to Financial Statements."

Dividend Reinvestment and Cash Purchase Plan

Computershare Inc.* (the "Plan Agent"), including any successor Plan Agent, has been appointed by the Board of Directors of the Fund to act as agent for each shareholder who has elected to have all dividends and distributions automatically reinvested in shares of common stock of the Fund (each a "Participant") under the Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan"). The Fund's transfer agent and dividend-disbursing agent (the "Transfer Agent") will open an account for each Participant under the Plan in the same name in which such Participant's present shares are registered, and put into effect for such Participant, the dividend reinvestment option of the Plan as of the first record date for a dividend or capital gains distribution, and the cash purchase option of the Plan as of the next appropriate date as provided below.

Whenever the Fund declares an income dividend or a capital gains distribution payable in common shares or cash at the option of the shareholders, each Participant is deemed to have elected to take such dividend or distribution entirely in additional shares of common stock of the Fund, and the Fund's Transfer Agent shall record such shares, including fractions, for the Participant's account. If the market price per share of the Fund's common stock on the valuation date equals or exceeds the net asset value per share on the valuation date, the number of additional shares to be issued by the Fund and credited to the Participant's account shall be determined by dividing the dollar amount of the dividend or capital gains distribution payable on the Participant's shares by the greater of the following amounts per share of the Fund's common stock on the valuation date: (a) the net asset value, or (b) 95% of the market price. If the market price per share of the Common Shares on the valuation date is less than the net asset value per share on the valuation date, the Plan Agent shall apply the dollar amount of the dividend or capital gains distribution on such Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend and distribution) to the purchase on the open market of shares of the common stock for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. The valuation date will be the payment date for the dividend or capital gains distribution or, if such date is not a New York Stock Exchange trading date, then the next preceding New York Stock Exchange trading date.

Should the Fund declare an income dividend or capital gains distribution payable only in cash, the Plan Agent shall apply the amount of such dividend or distribution on each Participant's shares (less such Participant's pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of shares of common stock for the Participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.

For all purposes of the Plan: (a) the market price of the common stock on a particular date shall be the mean between the highest and lowest sales prices on the New York Stock Exchange on that date, or, if there is no sale on such Exchange on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date provided, however, that if the valuation date precedes the "ex-dividend" date on such Exchange for a particular dividend and/or distribution, then the market price on such valuation date shall be as determined above, less the per share amount of the dividend and/or distribution; (b) net asset value per share of the common shares on a particular date shall be as determined by or on behalf of the Fund; and (c) all dividends, distributions and other payments (whether made in cash or in shares) shall be made net of any applicable withholding tax.

Each Participant, semiannually, has the option of sending additional funds, in any amount from $100 to $3,000 for the purchase on the open market of shares of common stock for such Participant's account. Voluntary payments will be invested by the Plan Agent on or shortly after the 15th of February and August, and in no event more than 45 days after such dates, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of federal securities law. Optional cash payments received from a Participant on or prior to the fifth day preceding the 15th of February or August will be applied by the Plan Agent to the purchase of additional shares of common stock as of that investment date. Funds received after the fifth day preceding the 15th of February or August and prior to the 30th day preceding the next investment date will be returned to the Participant. No interest will be paid on optional cash payments held until investment. Consequently, Participants are strongly urged to make their optional cash payments shortly before the 15th of February or August. However, Participants should allow sufficient time to ensure that their payments are received by the Fund's Transfer Agent on or prior to the fifth day preceding the 15th of February or August. Optional cash payments should be in US funds and be sent by first-class mail, postage prepaid, only to the following address:

DWS Dreman Value Income Edge Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
210 West 10th Street, Kansas City, MO 64105
(800) 294-4366.

Deliveries to any other address do not constitute valid delivery. Participants may withdraw their entire voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Investments of voluntary cash payments and other open-market purchases provided for above may be made on any securities exchange where the Common Shares are traded, in the OTC market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Participants' funds held by the Plan Agent or the Fund's Transfer Agent uninvested will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the common stock acquired for a Participant's account. For the purposes of cash investments, the Plan Agent or the Fund's Transfer Agent may commingle Participants' funds, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent as agent shall be the price per share allocable to each Participant in connection therewith.

The Fund's Transfer Agent will record shares acquired pursuant to the Plan in noncertificated form on the books of the Fund in the Participant's name. The Fund's Transfer Agent will forward to each Participant any proxy solicitation material. Upon a Participant's written request, the Fund's Transfer Agent will deliver to such Participant, without charge, a certificate or certificates for the full shares. The Fund's Transfer Agent will confirm to each Participant each acquisition made for such Participant's account as soon as practicable but no later than 60 days after the date thereof. The Fund's Transfer Agent will send to each Participant a statement of account confirming the transaction and itemizing any previous reinvestment activity for the calendar year. A statement reflecting the amount of cash received by the Fund's Transfer Agent will be issued on receipt of each cash deposit. The statements are the record of the costs of shares and should be retained for tax purposes. Certificates representing shares will not be issued to a Participant under the Plan unless such Participant so requests in writing or unless his account is terminated. Although Participants may from time to time have an undivided fractional interest (computed to four decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to a Participant's account. In the event of termination of a Participant's account under the Plan, the Fund's Transfer Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any stock dividends or split shares distributed by the Fund on shares held for a Participant under the Plan will be credited to such Participant's account. In the event that the Fund makes available to its shareholders rights to purchase additional shares or other securities, the shares held for a Participant under the Plan will be added to other shares held by such Participant in calculating the number of rights to be issued to such Participant.

The Plan Agent's and/or Fund's Transfer Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a $1.00 service fee for each voluntary cash investment and a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Fund's Transfer Agent in writing. Such termination will be effective immediately if such Participant's notice is received by the Fund's Transfer Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective as soon as practicable upon completion of the reinvestment of capital gains distributions or income dividends. The Plan may be terminated by the Fund upon notice in writing mailed to Participants at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination the Fund's Transfer Agent will cause a certificate or certificates for the full number of shares held for each Participant under the Plan and cash adjustment for any fraction of a share to be delivered to such Participant without charge.

If a Participant elects by notice to the Plan Agent in writing in advance of such termination to have the Plan Agent sell part or all of such Participant's shares and remit the proceeds to such Participant, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions for this transaction and any transfer taxes. In such case, certificates for withdrawn shares will not be issued to such Participant, and the Plan Agent will, within ten (10) business days after receipt of such written notice, cause such shares to be sold at market prices for such Participant's account. It should be noted, however, that the Fund's share price may fluctuate during the period between a request for sale, its receipt by the Plan Agent, and the ultimate sale in the open market within 10 business days. This risk should be evaluated by such Participant when considering whether to request that the Plan Agent sell his or her shares. The risk of a price decline is borne solely by such Participant. A check for the proceeds will not be mailed prior to receipt by the Fund's Transfer Agent of proceeds of the sale; settlement currently occurs three (3) business days after the sale of shares. Information regarding the sale of shares will be provided to the Internal Revenue Service (the "IRS").

The reinvestment of dividends and capital gains distributions does not relieve the Participant of any tax that may be payable on such dividends and distributions. The Fund's Transfer Agent will report to each Participant the taxable amount of dividends and distributions credited to his or her account. Participants will be treated as receiving the amount of the distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the shareholder would have received if the shareholder had elected to receive cash or, for shares issued by the Fund, the fair market value of the shares issued to the shareholder. US shareholders who elect to have their dividends and distributions reinvested will have their dividends and distributions reinvested net of the back-up withholding tax imposed under Section 3406 of the Code, if such shareholder is subject to the back-up withholding tax, including, without limitation, by reason of (i) such shareholder failing to furnish to the Fund his or her taxpayer identification number (the "TIN"), which for an individual is his or her social security number; (ii) the IRS notifying the Fund that the TIN furnished by the shareholder is incorrect; (iii) the IRS notifying the Fund that the shareholder is subject to back-up withholding; or (iv) the shareholder failing to certify, under penalties of perjury, that he or she is not subject to back-up withholding. Shareholders should timely submit all information and certifications required in order to exempt them from backup withholding if such exemption is available to them. It is a shareholder's responsibility to supply such information and certifications to the Fund or their brokers, as necessary.

The terms and conditions of the Plan may be amended or supplemented by the Fund at any time or times, but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission, any securities exchange on which shares of the Fund are listed, or any other regulatory authority, only by mailing to Participants appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by a Participant unless, prior to the effective date thereof, the Fund's Transfer Agent receives written notice of the termination of such Participant's account under the Plan. Any such amendment may include an appointment by the Fund of a successor Plan Agent or Transfer Agent under the Plan's terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent or the Fund's Transfer Agent under the Plan's terms and conditions. Notwithstanding the above, if for any reason operation of the Plan in accordance with its terms should become impracticable or unreasonable under the circumstances then prevailing, or in the judgment of the Fund's Board of Directors such operation would not be in the interests of the Fund's shareholders generally, then the Fund's Board of Directors shall have the authority to amend, effective immediately, the terms of the Plan to the extent that such amendment does not adversely affect the interests of Participants in any material respect. Appropriate written notice of such amendment shall be given within 30 days of its effective date.

Each of the Plan Agent and Fund's Transfer Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under the Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors, unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees. The terms and conditions of the Plan are governed by the laws of the State of New York.

All correspondence and inquiries concerning the plan should be directed to DWS Scudder Investments Service Company at P.O. Box 219066, Kansas City, Missouri 64105 or (800) 294-4366.

* Effective October 15, 2007, the stock transfer business of UMB Bank, N.A. had been acquired by Computershare Limited. Consequently, Computershare Limited's affiliate, Computershare Inc. became Plan Agent under the Plan Agency Agreement between the Fund and UMB Bank, N.A.

Additional Information

Automated Information Lines	DWS Scudder Closed-End Fund Info Line (800) 349-4281
Web Sites

www.dws-scudder.com

or visit our Direct Link:

www.cef.dws-scudder.com

Obtain quarterly fact sheets, financial reports, press releases and webcasts when available.

www.cef.dws-scudder/alerts

Register online to receive email alerts on your DWS funds.

Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	Computershare Inc.* P.O. Box 43078 Providence, RI 02940-3078
Transfer Agent	DWS Scudder Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	DHG
CUSIP Number	23339M105
* Effective October 15, 2007, Computershare Inc. replaced UMB Bank, N.A.

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Team Disclosure

The Fund is managed by a Team of investment professionals who collaborate to develop and implement the Fund’s investment strategy. Each Portfolio Manager on the Team has authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following individuals handle the day-to-day management of the fund.

David N. Dreman

Chairman and Chief Investment Officer of Dreman Value Management, LLC and Lead Portfolio Manager of the fund.

•	Began investment career in 1957.
•	Joined the fund team in 2006.
•	Founder, Dreman Value Management, LLC.

F. James Hutchinson

President and Managing Director of Dreman Value Management, LLC and Portfolio Manager of the fund.

•	Joined Dreman Value Management, LLC in 2000.
•	Began investment career in 1986.
•	Joined the fund team in 2006.
•	Prior to joining Dreman Value Management, LLC, 30 years of experience in finance and trust/investment management with The Bank of New York.

E. Clifton Hoover, Jr.

Co-Chief Investment Officer and Managing Director of Dreman Value Management, LLC and Portfolio Manager of the fund.

•	Joined Dreman Value Management, LLC in 2006.
•	Joined the fund team in 2007.
•	Prior to joining Dreman Value Management, LLC, Managing Director and Portfolio Manager at NFJ Investment Group. Has over 20 years of investment experience.

Gary P. Herbert, CFA

Managing Director of Dreman Value Management, LLC, head of High Yield and Portfolio Manager of the fund.

•	Joined Dreman Value Management, LLC in 2007.
•	Joined the fund team in 2008.
•	Prior to joining Dreman Value Management, LLC, Executive Director of the Investment Management Group and Portfolio Manager and Analyst at Morgan Stanley. Has over 11 years of investment experience.

Compensation of Portfolio Managers:

The Funds have been advised that the subadvisor has implemented a highly competitive compensation plan which seeks to attract and retain exceptional investment professionals who have demonstrated that they can consistently outperform their respective fund’s benchmark. The compensation plan is comprised of both a fixed component and a variable component. The variable component is determined by assessing the investment professional’s performance by utilizing both quantitative and qualitative factors.

The sub-advisor’s investment professionals are each paid a fixed base salary that is determined based on their job function and responsibilities. The base salary is deemed to be competitive with the marketplace and specifically with salaries in the financial services industry by utilizing various salary surveys compiled for the financial services industry specifically investment advisory firms. The variable component of the subadvisor’s compensation plan which takes the form of a cash bonus combined with either, employee retention bonus units payable over time or outright stock grants is discretionary and is designed to reward and retain investment professionals including portfolio managers and research analysts for their contributions to the Fund’s performance relative to its benchmark. Additionally, employees are eligible for a profit sharing plan.

Investment professionals may receive equity in the form of units or fractional units of membership interest in the subadvisor or they may receive employee retention bonus units which enable them to participate in the growth of the firm. Investment professionals also participate in the subadvisor’s profit sharing plan, a defined contribution plan that allows the subadvisor to contribute up to twenty percent of an employee’s total compensation, subject to various regulatory limitations, to each employee’s profit sharing account. The subadvisor’s profit sharing plan is a qualified plan which benefits employees of the firm including both portfolio managers and research analysts. Contributions to the subadvsior’s profit sharing plan vest over a specified term. Finally all employees of the subadvisor including investment professionals receive additional fringe benefits in the form of subsidized medical, dental, group-term, and life insurance coverage.

The basis for determining the variable component of an investment professional’s total compensation is determined through a subjective process which evaluates an investment professional performance against several quantitative and qualitative factors including the following:

Quantitative factors:

(i)

Relative ranking of the Fund’s performance against its peers in the one, three and five year pre-tax investment performance categories. The Fund’s performance is evaluated against peers in its fund category and performance is ranked from one to four on a declining scale depending on the quartile in which the portfolio manager’s absolute performance falls. The portfolio manager is rewarded on a graduated scale for outperforming relative to his peers.

(ii)

Relative performance of the Fund’s performance against the pre-determined indices for the product strategy against which the Fund’s performance is measured. The portfolio manager is rewarded on a graduated scale for outperforming relative to the fund’s benchmark index.

(iii)

Performance of the Fund’s portfolio measured through attribution analysis models which analyzes the portfolio manager’s contribution from both an asset allocation or sector allocation perspective and security selection perspective. This factor evaluates how the investment professional performs in linking performance with the client’s investment objective including investment parameters and risk and return objectives. This factor may include some qualitative characteristics.

Qualitative factors:

(i)	Ability to work well with other members of the investment professional team and mentor junior members

(ii)	Contributions to the organizational overall success with new product strategies

(iii)	Other factors such as contributing to the team in a leadership role and by being responsive to requests for assistance

The following table identifies the fund’s portfolio manager(s); their role in managing the portfolio; their length of investment experience and business experience over the last five years.

Fund Ownership of Portfolio Managers:

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all Scudder Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of March 31, 2008.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of DWS Scudder Fund Shares Owned
David N. Dreman	None	Over $1 million
F. James Hutchinson	None	None
E. Clifton Hoover, Jr.	None	None
Gary Herbert	None	None

Conflicts of Interest:

In addition to managing the assets of the Fund, the portfolio manager may manage other client accounts of the subadvisor. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund's most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance Based Fee Accounts
David N. Dreman	21	$12,290,000,000	None	None
F. James Hutchinson	8	$8,560,000,000	None	None
E. Clifton Hoover, Jr.	17	$12,190,000,000	None	None
Gary Herbert	2	$921,000,000	None	None

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicles with Performance Based Fee	Total Assets of Performance Based Fee Accounts
David N. Dreman	7	$265,070,000	4	$64,900,000
F. James Hutchinson	None	None	None	None
E. Clifton Hoover, Jr.	None	None	None	None
Gar Herbert	None	None	None	None

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance Based Fee	Total Assets of Performance Based Fee Accounts
David N. Dreman	202	$2,300,000,000	None	None
F. James Hutchinson	None	None	None	None
E. Clifton Hoover, Jr.	181	$2,150,000,000	None	None
Gary Herbert	None	None	None	None

The subadvisor manages clients’ accounts using a contrarian value investment strategy. For both its large capitalization and small capitalization strategies the subadvisor utilizes a model portfolio and rebalances client’s accounts whenever changes are made to the model portfolio. In addition the subadvisor aggregates its trades and allocates the trades to all clients’ accounts in an equitable manner. The subadvisor strongly believes aggregating its orders protect all clients from being disadvantaged by price or time execution. The model portfolio approach and the trade aggregation policy of the subadvisor seek to eliminate conflicts of interest that could arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account. The subadvisor does not receive any performance-based fees from any of its accounts with the exception of hedge funds that are managed by an affiliated firm. The hedge funds are treated like all other client accounts and trades done for the fund are generally aggregated with trades done for its other client accounts.

The subadvisor’s investment professionals are compensated in the same manner for all client accounts irrespective of the type of account.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)

Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
October 1 through October 31	55,000	$15.32	n/a	n/a
November 1 through November 30	45,000	$14.16	n/a	n/a
December 1 through December 31	50,000	$13.98	n/a	n/a
January 1 through January 31	15,000	$13.74	n/a	n/a
February 1 through February 28	n/a	n/a	n/a	n/a
March 1 through March 31	n/a	n/a	n/a	n/a

Total	165,000	$14.45	n/a	n/a

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by orwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Dreman Value Income Edge Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 30, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Dreman Value Income Edge Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	May 30, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 30, 2008